Intangible Assets	6 Months Ended
Jul. 31, 2023
Intangible Assets
Intangible Assets

Note 9 - Intangible Assets

	July 31,	January 31,
	2023	2023
Cost
Customer agreements and relationships	300,798	268,712
Existing technology	407,300	355,695
Trade names	10,197	9,026
Non-compete covenants	14,996	13,893
	733,291	647,326
Accumulated amortization
Customer agreements and relationships	162,689	151,016
Existing technology	269,436	248,867
Trade names	7,828	7,318
Non-compete covenants	11,312	10,317
	451,265	417,518
Net	282,026	229,808

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the six month period ended July 31, 2023 is primarily due to the acquisitions of GroundCloud and Localz partially offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $282.0 million over the following periods: $29.8 million for the remainder of 2024, $57.7 million for 2025, $53.4 million for 2026, $38.7 million for 2027, $31.5 million for 2028 and $70.9 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.